SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – August 29, 2003

Spacehab, Incorporated

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of Incorporation)	0-27206 (Commission File Number)	91-1273737 (IRS Employer Identification No.)

601 13th Street, NW, Suite 900 South, Washington, DC (Address of principal executive offices)	20005 (Zip Code)

(202) 488-3500

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Item 7.	Financial Statements and Exhibits

99.8	Press Release issued by SPACEHAB, Incorporated on August 28, 2003.

Item 12.	Results of Operations and Financial Condition.*

On August 28, 2003, SPACEHAB, Incorporated issued a press release announcing the results for the fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.8.

SPACEHAB, Incorporated includes certain non-GAAP disclosures in its earnings releases. Management believes that these disclosures are more indicative of the underlying trends in the operations of the Company and will continue to provide the information. The Company provides a reconciliation of the non-GAAP information furnished to the GAAP information presented.

*	The information furnished under Item 12 of the Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SPACEHAB, INC.

By:	/s/ JULIA A. PULZONE
Julia A. Pulzone Senior Vice President, Finance And Chief Financial Officer

Dated: August 29, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.8*	Press release, dated August 28, 2003, announcing the results for the fiscal year 2003.

*	The information furnished under Item 12 of this Current Report on Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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